
   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 22, 1997
                                                     REGISTRATION NO. 333-

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                                   FORM S-1

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               ----------------

                     DATA PROCESSING RESOURCES CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
          CALIFORNIA                            7379                 95-3931443
(STTE OR OTHER JURISDICTION OF      (PRIMARY STANDARD INDUSTRIAL  (I.R.S. EMPLOYER
 INORPORATION OR ORGANIZATION)      CLASSIFICATION CODE NUMBER)   IDENTIFICATION NO.)

                      4400 MACARTHUR BOULEVARD, SUITE 600
                        NEWPORT BEACH, CALIFORNIA 92660
                                (714) 553-1102
   (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                 OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                              MICHAEL A. PIRAINO
                            CHIEF FINANCIAL OFFICER
                     DATA PROCESSING RESOURCES CORPORATION
                      4400 MACARTHUR BOULEVARD, SUITE 600
                        NEWPORT BEACH, CALIFORNIA 92660
                                (714) 553-1102
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                               ----------------

                                  COPIES TO:

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
             JAMES W. LOSS, ESQ.             MARY ELLEN KANOFF, ESQ.
             RIORDAN & MCKINZIE                 LATHAM & WATKINS
      695 TOWN CENTER DRIVE, SUITE 1500  633 W. FIFTH STREET, SUITE 4000
        COSTA MESA, CALIFORNIA 92626      LOS ANGELES, CALIFORNIA 90071
               (714) 433-2626                    (213) 485-1234

                               ----------------

       APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  As soon as practicable after this Registration Statement becomes effective.

                               ----------------

  If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-18719

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the Prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                                ---------------

                        CALCULATION OF REGISTRATION FEE

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
==================================================================================
                                           PROPOSED       PROPOSED
 TITLE OF EACH CLASS OF      AMOUNT        MAXIMUM        MAXIMUM      AMOUNT OF
    SECURITIES TO BE         TO BE      OFFERING PRICE   AGGREGATE    REGISTRATION
       REGISTERED        REGISTERED(1)   PER SHARE(1)  OFFERING PRICE     FEE
----------------------------------------------------------------------------------
Common Stock...........  115,000 shares     $17.50       $2,012,500       $610
===================================================================================

(1) Represents additional shares being registered pursuant to General Instruction V to Form S-1 at the proposed Price to Public.
===============================================================================
Exhibit Index is on page 4.

  Incorporation By Reference of Registration Statement on Form S-1, File No. 333-18719.

  Data Processing Resources Corporation (the "Company") hereby incorporates by reference into this Registration Statement on Form S-1 in its entirety the Registration Statement on Form S-1 (File No. 333-18719) declared effective on January 21, 1997 by the Securities and Exchange Commission (the "Commission"), including each of the documents filed by the Company with the Commission and incorporated or deemed to be incorporated therein.


                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newport Beach, State of California, on the 21st day of January 1997.

                                       DATA PROCESSING RESOURCES CORPORATION

                                       By:      /s/ David M. Connell
                                           ------------------------------------
                                           David M. Connell
                                           President and Chief Operating
                                           Officer

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

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
             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----
                 *                   Chairman of the Board, Chief   January 21, 1997
____________________________________ Executive Officer and
          Mary Ellen Weaver          Director (Principal
                                     Executive Officer)

      /s/ David M. Connell           President, Chief Operating     January 21, 1997
____________________________________ Officer and Director
         David M. Connell

                 *                   Senior Vice President and      January 21, 1997
____________________________________ Chief Financial Officer
        Michael A. Piraino           (Principal Financial Officer
                                     and Principal Accounting
                                     Officer)

                 *                   Director                       January 21, 1997
____________________________________
       J. Christopher Lewis

                 *                   Director                       January 21, 1997
____________________________________
           Li-San Hwang

                 *                   Director                       January 21, 1997
____________________________________
           JoAnn Wagner


*By: /s/ David M. Connell                                           January 21, 1997
  ----------------------------
       David M. Connell
       Attorney-in-Fact


                                 EXHIBIT INDEX

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
                                                                   SEQUENTIALLY
 EXHIBIT                                                             NUMBERED
 NUMBER                        DESCRIPTION                             PAGE
 -------                       -----------                         ------------
  5.1    Opinion of Riordan & McKinzie
 23.1    Consent of Riordan & McKinzie (included as part of
         Exhibit 5.1)
 23.2    Consent of Deloitte & Touche LLP
 23.3    Consent of Arthur Andersen LLP
 23.4    Consent of Deloitte & Touche LLP
 24.1    Powers of Attorney (previously filed as Exhibit 24.1 to
         Registration Statement on Form S-1 (Reg. No. 333-18719)
         filed by the Registrant on December 24, 1996 which is
         incorporated by reference into this Registration
         Statement in its entirety)